UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 18, 2014

OCERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35119	63-1192270
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of		Identification No.)
incorporation)

525 University Avenue, Suite 610
Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 475-0150

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 18, 2014,  Ocera Therapeutics, Inc. (the “Company”) completed the transfer of ownership of certain equipment and tangible materials, and granted a license to the Company’s  intellectual property rights, related to the Company’s  Macrocyclic Template Chemistry (MATCHTM) discovery platform (the “Transfer”), to Genentech, Inc. and F. Hoffman-La Roche, Ltd (collectively, the “Licensee”).  The Transfer was made pursuant to the Technology Transfer and License Agreement by and among the Company and the Licensee, dated as of December 13, 2013 (the “Agreement”), as previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 17, 2013.

As consideration for the Agreement, the Licensee is making an upfront payment to the Company of $4,000,000, of which $3,000,000 was paid upon execution of the Agreement and the remaining $1,000,000 is payable following completion of the Transfer.   The Licensee has the sole right, but no obligation to perform research, development, manufacturing and commercialization activities related to the compounds transferred pursuant to the Agreement.   Subject to the license set forth in the Agreement, the Company owns all right, title and interest in and to the licensed intellectual property.   The Agreement shall continue in effect until the last-to-expire claim of the patents licensed exclusively to the Licensee pursuant to the Agreement, unless earlier terminated by either party due to an uncured material breach by the other party, and contains customary representations and warranties, confidentiality and indemnification provisions.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2014, Pratik Shah, Ph.D. resigned from the Board of Directors of the Company (the “Board”) and all committees thereof.  Dr. Shah’s resignation was not the result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Item 9.01. Financial Statements and Exhibits.

(b)                                 Pro forma financial information

Pro forma financial information provided in accordance with Regulation S-X is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(d)                                Exhibits

Exhibit No.	Description

2.1#	Technology Transfer and License Agreement, dated December 13, 2013, by and among Ocera Therapeutics, Inc., Genentech, Inc. and F. Hoffman-La Roche, Ltd.

99.1	Pro forma financial information of Ocera Therapeutics, Inc.

#                                         Portions of this exhibit have been omitted pursuant to a request for confidential treatment submitted to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 24, 2014	Ocera Therapeutics, Inc.

	By:	/s/ Linda S. Grais, M.D.
Name: Linda S. Grais, M.D.
Title: President and Chief Executive Officer